Exhibit 10.1

First AMENDMENT TO
LIMITED FORBEARANCE AGREEMENT

This First AMENDMENT TO LIMITED FORBEARANCE AGREEMENT (this “Amendment”), dated as of December 18, 2015 (the “Effective Date”), is by and among Emerald Oil, Inc., a Delaware corporation (“Borrower”), the subsidiaries of Borrower party hereto as Guarantors (together with Borrower, collectively, “Obligors”), the Lenders party hereto, Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and The Bank of Nova Scotia, as Secured Swap Provider under the Credit Agreement (in such capacity, “Secured Swap Provider”).

RECITALS:

A.           The Forbearance Agreement. Obligors, the Lenders party thereto and Administrative Agent are parties to that certain Limited Forbearance Agreement dated as of November 5, 2015 (the “Forbearance Agreement”), pursuant to which Administrative Agent and the Lenders agreed to forbear from exercising their rights and remedies under the Loan Documents until December 18, 2015 to allow Obligors time to improve their liquidity and business operations.

B.           Termination Date. Obligors have requested that the Forbearance Period be extended to January 29, 2016.

C.           Sale of Non-Op Properties. In order to induce the Lenders to agree to the extension of the Forbearance Period, Borrower has agreed to sell the properties described on Schedule I hereto (the “Non-Op Properties”) for an aggregate cash purchase price of not less than $9,250,000 (the “Specified Non-Op Sale”) and has requested the Lenders to consent to the Specified Non-Op Sale.

D.           Secured Swap Provider Forbearance Request. Obligors have requested that Secured Swap Provider forbear during the Forbearance Period from declaring an Early Termination Date as the result of any Event of Default or Termination Event, as applicable, under that certain ISDA Master Agreement, dated as of June 20, 2014, between Borrower and Secured Swap Provider (collectively with the schedule thereto and related confirmations, the “BNS Swap Agreement”) that, in each case, results directly from any Specified Default. Secured Swap Provider is willing to grant such forbearance subject to the terms and conditions of this Amendment.

E.           Consent and Amendment. The Lenders parties hereto and Administrative Agent are willing to (i) consent to the Specified Non-Op Sale and (ii) amend the Forbearance Agreement, in each case, on the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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AGREEMENTS:

1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Forbearance Agreement or in the Credit Agreement (as defined in the Forbearance Agreement).

2.          Amendments to Forbearance Agreement. Subject to the satisfaction of the conditions in Section 6 hereof, the Forbearance Agreement is hereby amended as of the Effective Date as follows:

(a)          Additional Definitions. Section 1(d) of the Forbearance Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“BNS Swap Agreement” means that certain ISDA Master Agreement, dated as of June 20, 2014, between Borrower and Secured Swap Provider (collectively with the schedule thereto and related confirmations).

“Secured Swap Provider” means The Bank of Nova Scotia, in its capacity as Secured Swap Provider under the Credit Agreement.

“First Amendment” means that certain First Amendment to Limited Forbearance Agreement dated as of the First Amendment Effective Date among Obligors, the Lenders party thereto, Administrative Agent and Secured Swap Provider.

“First Amendment Effective Date” means December 18, 2015.

“Specified Non-Op Sale” has the meaning given to such term in the First Amendment.

“Non-Op Properties” has the meaning given to such term in the First Amendment.

(b)          Amendment to Definition of Budget. The definition of “Budget” contained in Section 1(d) of the Forbearance Agreement is hereby amended to refer to the budget attached hereto as Schedule II hereto.

(c)          Amendment to Definition of Termination Date. The definition of “Termination Date” contained in Section 1(d) of the Forbearance Agreement is hereby amended to change the date referenced therein from “December 18, 2015” to “January 29, 2016”.

(d)          Amendment to Section 2(c). Section 2(c) of the Forbearance Agreement is hereby amended and restated in full to read as follows:

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(c)          Other Payments. Borrower shall pay Administrative Agent, for the benefit of those Lenders that deliver fully executed signature pages to this Agreement to the Administrative Agent on or before 5:00 p.m. on the Effective Date (the “Initial Consenting Lenders”), a fully earned forbearance fee equal to one half of one percent (0.5%) of the outstanding principal balance of the Loans owing to each such Lender as of the Effective Date, of which fifteen hundredths of one percent (0.15%) of such outstanding principal balance (the “Initial Forbearance Fee Payment”), shall be paid on the Effective Date, and the remaining balance of which shall be paid at the expiration or termination of the Forbearance Period (provided that the remaining balance shall be waived in the event Borrower has repaid all outstanding Loans in full on or before the expiration or termination of the Forbearance Period). Borrower shall also pay Administrative Agent, for the benefit of each of the Additional Consenting Lenders (defined below), a fully earned forbearance fee equal to one half of one percent (0.5%) of the outstanding principal balance of the Loans owing to each such Additional Consenting Lender as of the First Amendment Effective Date, of which fifteen hundredths of one percent (0.15%) of such outstanding principal balance (the “Initial First Amendment Forbearance Fee Payment”) shall be paid on the First Amendment Effective Date, and the remaining balance of which shall be paid at the expiration or termination of the Forbearance Period (provided that the remaining balance shall be waived in the event Borrower has repaid all outstanding Loans in full on or before the expiration or termination of the Forbearance Period). “Additional Consenting Lenders” means those Lenders, other than Initial Consenting Lenders, which deliver to Administrative Agent fully executed signature pages to the First Amendment on or before 5:00 p.m. on the First Amendment Effective Date. Borrower also agrees to reimburse Administrative Agent and the Lenders upon demand for all out-of-pocket expenses (including reasonable attorneys’ fees, settlement costs and fees and expenses of FTI Consulting, Inc., (“FTI”) as the financial advisor engaged by Administrative Agent’s counsel) incurred in connection with the negotiation of this Agreement, any further restructuring or “workout” with Obligors, whether or not consummated, of any Secured Obligations, and any enforcement of any Secured Obligations. Borrower acknowledges and agrees that all such expenses are being incurred in connection with a restructuring or workout, as these terms are used in Section 12.03(a) of the Credit Agreement.

(e)          Amendments to Section 4. Section 4 of the Forbearance Agreement is hereby amended by:

(i)          Amending Section 4(j) by adding the phrase “and Secured Swap Provider” after the phrase “Administrative Agent” in the first sentence thereof.

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(ii)         Amending Section 4(j) by adding a new subsection (6) thereto which shall read in full as follows:

(6)          Any material adverse change to production, any adverse environmental incident or any event that materially impairs the Collateral.

(iii)        Amending Section 4(k) by adding the following sentence at the end thereof: “Obligors will provide FTI with a copy, each week, of the Production Reporting Summary and Operating Report which is prepared by the Borrower for its operations team”.

(iv)        Adding a new Section 4(o) thereto, which Section 4(o) shall read in full as follows:

(o)          Specified Non-Op Sale Documents. Borrower shall deliver to Administrative Agent (i) on or before December 31, 2015, a certificate of a Responsible Officer of Borrower certifying that attached thereto are true, correct and complete copies of the executed purchase and sale agreement for the Specified Non- Op Sale and all other agreements, instruments and documents that have been executed in connection therewith (the “Specified Non-Op Sale Documents”), which Specified Non-Permitted Sale Documents shall contain terms and conditions that are reasonably satisfactory to Administrative Agent; provided that in no event shall the aggregate cash purchase price be less than $9,250,000; and (ii) immediately upon Borrower’s receipt thereof, any deposit paid by the purchaser in connection with the Non-Op Sale shall, (A) if such deposit is refundable, either (1) be maintained in a segregated deposit account controlled by Administrative Agent or (2) if required by the purchaser, be maintained in an escrow account at another financial institution pursuant to an escrow agreement that is reasonably satisfactory to the Administrative Agent, and (B) if such deposit is non-refundable, be remitted to Administrative Agent for application to the outstanding principal balance of the Loans.

(v)         Adding a new Section 4(p) thereto, which Section 4(p) shall read in full as follows:

(p)          Consummation of Specified Non-Op Sale. Borrower shall consummate the Specified Non-Op Sale on or before January 22, 2016 and, contemporaneously therewith, shall (i) repay the Loans in an amount equal to the Net Cash Proceeds of the Specified Non-Op Sale, including any deposit previously made by the purchaser thereof, reducing the outstanding principal balance of the Loans in a like amount and reducing the Borrowing Base Deficiency in the estimated amount of $7,000,000, and (ii) deliver to Administrative Agent a certificate of a Responsible Officer of Borrower certifying (A) that Borrower is consummating the Specified Non-Op Sale in accordance with the terms of the Specified Non-Op Sale Documents (without waiver or amendment of any material term or condition thereof not previously agreed to by Administrative Agent in its reasonable discretion), (B) as to the final purchase price for the Non-Op Properties after giving effect to all adjustments as of the closing date contemplated by the Specified Non-Op Sale Documents, which final purchase price shall be not less than $9,250,000 in cash, and (C) such other related documents and information as Administrative Agent shall have reasonably requested in connection therewith.

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(vi)        Adding a new Section 4(q) thereto, which Section 4(q) shall read in full as follows:

(o)          Dakota Midstream Extension. On or before December 24, 2015, Borrower shall have obtained an extension through no earlier than January 29, 2016 of the forbearance granted under that certain Interim Agreement Regarding Payments and Suspension of Enforcement Remedies dated as of October 22, 2015 among Borrower, Dakota Midstream, LLC, Dakota Energy Connection, LLC and Dakota Fluid Solutions, LLC on terms reasonably acceptable to Administrative Agent and Majority Lenders.

(vii)       Adding a new Section 4(r) thereto, which Section 4(r) shall read in full as follows:

(r)          Meeting. Borrower shall cause its executive officers and Advisors to be available for an in-person meeting at a mutually agreed location with Administrative Agent, the Lenders, Secured Swap Provider and each of their respective advisors to be scheduled during the week of January 18, 2016 to discuss the status of Borrower’s restructuring efforts and other agenda items to be mutually determined.

(f)          Amendments to Section 7. Section 7 of the Forbearance Agreement is hereby amended by adding the following new sub-clause (c) at the end of the first sentence thereof: “and (c) Secured Hedge Provider will be entitled immediately to declare a Termination Event under the BNS Swap Agreement and to exercise any and all of Secured Hedge Provider’s rights and remedies available to Secured Hedge Provider under the BNS Swap Agreement and this Agreement, at law, in equity, or otherwise, without further opportunity to cure, demand, presentment, notice of dishonor, notice of an Event of Default or Termination Event (as such terms are defined in the BNS Swap Agreement), notice of intent to accelerate, notice of intent to foreclose, notice of protest or other formalities of any kind, all of which are hereby expressly waived by Obligors.”

(g)          Amendments to Section 16. Section 16 of the Forbearance Agreement is hereby amended by adding to following at the end thereof:

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“and notices to Secured Swap Provider shall be given to the following:

The Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, New York 10281

Attention: Brian Cerreta

Fax: 212-225-5282

Email: brian.cerreta@scotiabank.com”

3.          Consent to Specified Non-Op Sale. In reliance on the representations, warranties, covenants and agreements contained in this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Lenders party hereto hereby consent to the Specified Non-Op Sale and authorize the Administrative Agent to release its Lien on the Non-Op Properties in connection with the Specified Non-Op Sale. Administrative Agent shall recalculate the Borrowing Base Deficiency after giving effect to the Net Cash Proceeds received from the Specified Non-Op Sale and shall advise Borrower and the Lenders of the recalculated Borrowing Base Deficiency.

4.          Temporary Limited Waiver and Deferral. Borrower has requested that the Lenders and Administrative Agent grant a temporary limited waiver of the Specified Default identified in item 2 of Exhibit A to the Forbearance Agreement by deferring the repayment in full of Borrowing Base Deficiency pursuant to Section 3.04(c)(ii) of the Credit Agreement until the Termination Date as amended hereby (the “Temporary Limited Waiver and Deferral”). In reliance on the representations, warranties, covenants and agreements contained in this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, and subject to the last sentence of this Section 4, the Lenders hereby grant the Temporary Limited Waiver and Deferral; provided that the waiver and deferral provided for herein shall constitute a one-time waiver and deferral, and Administrative Agent and the Lenders shall have no obligation to grant any future deferrals, waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document. Neither the execution by Administrative Agent or the Lenders of this Amendment, nor any other act or omission by Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by Administrative Agent or the Lenders of any other defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Notwithstanding anything else in this Amendment to the contrary, the Temporary Limited Waiver and Deferral proposed to be granted pursuant to this Section 4 shall not become effective unless and until (i) each of the conditions precedent set forth in Section 6 hereof have been satisfied so that the Effective Date shall have occurred and (ii) all the Lenders have delivered to Administrative Agent their respective signature pages to this Amendment and have confirmed their respective approvals of the Temporary Limited Waiver and Deferral. In the event the Temporary Limited Waiver and Deferral becomes effective, Obligors acknowledge and agree that the Borrowing Base Deficiency will be due and payable in full on the Termination Date.

5.          Secured Swap Provider Forbearance. In reliance on the representations, warranties, covenants and agreements contained in this Amendment and the satisfaction of the conditions precedent set forth in Section 6 hereof, and subject to the last sentence of this Section 5, Secured Swap Provider agrees to forbear during the Forbearance Period, from declaring an Early Termination Date as the result of any Event of Default or Termination Event, as applicable, under the BNS Swap Agreement that, in each case, results directly from any Specified Default; provided that the forbearance provided for herein shall constitute a one-time forbearance, and Secured Swap Provider shall have no obligation to grant any future forbearances, deferrals, waivers, consents or amendments with respect to the Swap Agreement or any other Loan Document. Neither the execution by Secured Swap Provider of this Amendment, nor any other act or omission by Secured Swap Provider or its officers in connection herewith, shall be deemed a forbearance by Secured Swap Provider with respect to any other Events of Default or Termination Events which may exist or which may occur in the future under the BNS Swap Agreement and/or the other Loan Documents. Notwithstanding anything else in this Amendment to the contrary, the forbearance proposed to be granted pursuant to this Section 5 shall not become effective unless and until each of the conditions precedent set forth in Section 6 hereof have been satisfied so that the Effective Date shall have occurred.

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6.          Conditions to Effectiveness. The effectiveness of the amendments contained in Section 2 hereof, the consent contained in Section 3 hereof and the forbearance contained in Section 5 hereof on the Effective Date is subject to the satisfaction of the following conditions precedent:

(a)          This Amendment. Obligors, Administrative Agent, the Majority Lenders and Secured Swap Provider shall have each executed and delivered this Amendment.

(b)          Payments. Borrower shall have paid in cash (i) the Initial First Amendment Forbearance Fee Payment (as defined in the Forbearance Agreement, as amended hereby) to the Additional Consenting Lenders, (ii) all invoiced and unpaid fees and expenses reasonably incurred by and owing to each of FTI and Administrative Agent’s counsel, Vinson & Elkins L.L.P., (iii) a fully earned forbearance fee to Secured Swap Provider for its own account in an amount equal to $30,000 and (iv) all invoiced and unpaid fees and expenses reasonably incurred by and owing to Secured Swap Provider’s counsel, Luskin, Stern & Eisler LLP.

7.          Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Forbearance Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Forbearance Agreement are ratified and confirmed and shall continue in full force and effect. Obligors, the Lenders and Administrative Agent agree that (i) the Forbearance Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms and (ii) Secured Swap Provider shall be deemed an intended third party beneficiary of Sections 6, 10, 11 and 12 of the Forbearance Agreement and such provisions shall be deemed amended to refer to and include, as appropriate, Secured Swap Provider and the BNS Swap Agreement as if initially included therein.

8.          Representations and Warranties. Each Obligor hereby represents and warrants to the Lenders and Secured Swap Provider that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate the organizational documents of such Obligor, (b) the representations, warranties and acknowledgments contained in the Forbearance Agreement, as amended hereby, are true and correct on and as of the Effective Date as though made on and as of the Effective Date, and (c) except for the Specified Defaults, no default, event of default or Event of Default under the Credit Agreement, Security Instruments, the Loan Documents or the Swap Agreement has occurred and is continuing.

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9.          Releases.

(a)          Section 9 of the Forbearance Agreement is incorporated into this Amendment and agreed to, reaffirmed and restated by Obligors as of the Effective Date.

(b)          EACH OBLIGOR (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, .CAUSES OF ACTION, ACTIONS OR DAMAGES OR ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQIDDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST SECURED SWAP PROVIDER, ANY OF ITS AFFILIATES OR ANY OF ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “BNS-RELATED PARTIES”) OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE SECURED OBLIGATIONS RELATED TO THE BNS SWAP AGREEMENT OR ANY LIENS OR SECURITY INTERESTS OF SECURED SWAP PROVIDER. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF SECURED SWAP PROVIDER TO ENTER INTO THIS AMENDMENT, EACH OBLIGOR HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE BNS-RELATED PARTIES FROM, AND COVENANTS NOT TO SUE THE BNS-RELATED PARTIES FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQIDDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQIDTABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, ARISING OUT OF OR FROM OR RELATED TO THE BNS SWAP AGREEMENT, WHICH ANY OBLIGOR NOW OWNS AND HOLDS, OR HAS AT ANY TIME HERETOFORE OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE BNS-RELATED PARTIES BY ANY OF OBLIGORS AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY OF OBLIGORS IN FAVOR OF ANY OF THE BNS-RELATED PARTIES.

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10.         Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

11.         APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.         Counterparts. This Amendment may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument; provided that no party shall be bound by this Amendment until Obligors, the Majority Lenders, Administrative Agent and Secured Swap Provider have executed a counterpart hereof. Execution of this Amendment via facsimile or other electronic transmission (e.g., .pdf) shall be effective, and signatures received via facsimile or other electronic transmission shall be binding upon the parties hereto and shall be effective as originals.

13.         Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

14.         Parties Bound. This Amendment is binding upon and shall inure to the benefit of the Lenders, Administrative Agent, Secured Swap Provider, Obligors and their respective successors and assigns, provided that Obligors may not assign any rights or obligations hereunder without the prior written consent of the Lenders.

15.         ENTIRE AGREEMENT. THIS AMENDMENT, THE FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT, THE SECURITY INSTRUMENTS, THE Loan DOCUMENTS, THE BNS SWAP AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

BORROWER:

EMERALD OIL, INC., a Delaware corporation

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Chief Financial Officer

GUARANTORS:

EMERALD WB LLC, a Colorado limited liability company

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Chief Financial Officer

EMERALD DB LLC, a Delaware limited liability company

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Chief Financial Officer

EMERALD NWB LLC, a Delaware limited liability company

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Chief Financial Officer

EOX MARKETING, LLC, a Delaware limited liability company

By:	/s/ Jeremy Weemhoff
Name:	Jeremy Weemhoff
Title:	President

Schedule II

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Michael J. Thomas
Name:	Michael J. Thomas
Title:	Senior Vice President

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LENDER:

SUNTRUST BANK

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

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LENDER:

THE BANK OF NOVA SCOTIA

By:	/s/ Steven S. Kerr
Name:	Steven S. Kerr
Title:	Head of U.S. Credit

SECURED SWAP PROVIDER:

THE BANK OF NOVA SCOTIA

By:	/s/ Steven S. Kerr
Name:	Steven S. Kerr
Title:	Head of U.S. Credit
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LENDER:

BARCLAYS BANK PLC

By:	/s/ Mathew Cybul
Name:	Mathew Cybul
Title:	Assistant Vice President

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LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Megan Kane
Name:	Megan Kane
Title:	Authorized Signatory

By:	/s/ Julia Bykhovskaia
Name:	Julia Bykhovskaia
Title:	Authorized Signatory

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